UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 23, 2010

DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark San Francisco, California		94105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 247-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Form of Del Monte Foods Company 2002 Stock Incentive Plan Restricted Stock Unit Award Agreement; Grant of Restricted Stock Units

On September 23, 2010, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Del Monte Foods Company (the “Company”) approved a form of Restricted Stock Unit Award Agreement under the Del Monte Foods Company 2002 Stock Incentive Plan, as amended and restated.

Under the form of Restricted Stock Unit Award Agreement, restricted stock units (RSUs) awarded generally vest in accordance with the following schedule: twenty-five percent (25%) of the total number of RSUs vest on each of the second and third anniversaries of the grant date and 50% of the total number of RSUs vest on the fourth anniversary of the grant date.

On September 23, 2010, in connection with its annual grants of long-term equity incentive awards, the Compensation Committee approved the grant of RSUs, performance share units and options under the Del Monte Foods Company 2002 Stock Incentive Plan, as amended and restated, for vice presidents and above as well as other key employees. Each of the Company’s current executive officers who were named executive officers in the Company’s proxy statement for its annual meeting held September 23, 2010 received an RSU grant as set forth below pursuant to the form of Restricted Stock Unit Award Agreement:

Named Executive Officer	Number of Shares Subject to RSU Grant
Richard G. Wolford	68,700
Nils Lommerin	25,800
David L. Meyers	13,500
Timothy A. Cole	12,300
David W. Allen	11,200

The form of Restricted Stock Unit Award Agreement as adopted by the Compensation Committee on September 23, 2010 is attached as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description of the Restricted Stock Unit Award Agreement and related grants is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K as well as to the Del Monte Foods Company 2002 Stock Incentive Plan, as amended and restated, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

*10.1	Form of Del Monte Foods Company Restricted Stock Unit Award Agreement **

10.2	Del Monte Foods Company 2002 Stock Incentive Plan, as amended and restated effective July 28, 2009 and approved by the stockholders September 24, 2009 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed September 28, 2009)**

*	Filed herewith
**	Indicates a management contract or compensatory plan or arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company

Date: September 28, 2010	By:	/s/ James Potter
Name: James Potter
Title: Secretary

EXHIBIT INDEX

Exhibit	Description

*10.1	Form of Del Monte Foods Company Restricted Stock Unit Award Agreement **

10.2	Del Monte Foods Company 2002 Stock Incentive Plan, as amended and restated effective July 28, 2009 and approved by the stockholders September 24, 2009 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed September 28, 2009)**

*	Filed herewith
**	Indicates a management contract or compensatory plan or arrangement

5